Exhibit 99.1

Alpha Pro Tech

          L T D.

ALPHA PRO TECH CEO SHELDON HOFFMAN RETIRES

Company President Al Millar to Succeed Hoffman as CEO

FOR IMMEDIATE RELEASE

Company Contact:	Investor Relations Contact:
Alpha Pro Tech, Ltd. Al Millar/Donna Millar 905-479-0654 e-mail: ir@alphaprotech.com	Hayden IR Cameron Donahue 651-653-1854 e-mail: cameron@haydenir.com

Nogales, Arizona – September 23, 2015 – Alpha Pro Tech, Ltd. (NYSE MKT: APT), a leading manufacturer of products designed to protect people, products and environments, including disposable protective apparel and building products, today announced that the company’s CEO and co-founder, Sheldon Hoffman, has decided to retire as CEO and as a director of the company, effective as of September 21, 2015.

“Shelly has been an instrumental leader and has done an exceptional job of establishing and growing our company from the ground up,” commented Al Millar, President of Alpha Pro Tech. “We are grateful for his innumerable contributions and his dedication, continuously serving our company and our shareholders as CEO and as a director for the last 26 years. It has been a privilege for me to serve alongside Shelly as a co-founder of our company, building it into the profitable organization that it is today, driven by organically-developed product lines.”

Effective immediately, Al Millar will assume the role of CEO in addition to his current role as President of the company. The vacancy on the Board of Directors created by Mr. Hoffman’s retirement is not being filled at this time. The Board of Directors expects to appoint a director to replace Mr. Hoffman in the near future.

About Alpha Pro Tech, Ltd.

Alpha Pro Tech, Ltd. is the parent company of Alpha Pro Tech, Inc. and Alpha Pro Tech Engineered Products, Inc. Alpha Pro Tech, Inc. develops, manufactures and markets innovative disposable and limited-use protective apparel products for the industrial, clean room, medical and dental markets. Alpha ProTech Engineered Products, Inc. manufactures and markets a line of construction weatherization products, including building wrap and roof underlayment. The Company has manufacturing facilities in Salt Lake City, Utah; Nogales, Arizona; Valdosta, Georgia; and a joint venture in India. For more information and copies of all news releases and financials, visit Alpha Pro Tech’s website at http://www.alphaprotech.com.

Certain statements made in this press release constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that may predict, forecast, indicate or imply future results, performance or achievements instead of historical facts and may be identified generally by the use of forward-looking terminology and words such as “expects,” “anticipates,” “estimates,” “believes,” “predicts,” “intends,” “plans,” “potentially,” “may,” “continue,” “should,” “will” and words of similar meaning. Without limiting the generality of the preceding statement, all statements relating to estimated and projected earnings, margins, costs, expenditures, cash flows, sources of capital, growth rates, product offerings and future financial and operating results are forward-looking statements. We caution investors that any such forward-looking statements are only estimates based on current information and involve risks and uncertainties that may cause actual results to differ materially from the results contained in the forward-looking statements. We cannot give assurances that any such statements will prove to be correct. Factors that could cause actual results to differ materially from those estimated by us include the risks, uncertainties and assumptions described from time to time in our public releases and reports filed with the Securities and Exchange Commission, including, but not limited to, our most recent Annual Report on Form 10-K. We also caution investors that the forward-looking information described herein represents our outlook only as of this date, and we undertake no obligation to update or revise any forward-looking statements to reflect events or developments after the date of this press release. Given these uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.